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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported):  June 16, 1994


                         FIRST UNITED BANCSHARES, INC.
             (Exact name of registrant as specified in its charter)



          ARKANSAS                  0-11916                    71-0538646
(State or other jurisdiction      (Commission                 (IRS Employer
      of incorporation)           File Number)                Identification
                                                                  Number)


            MAIN AND WASHINGTON STREETS, EL DORADO, ARKANSAS  71730
               (Address of principal executive offices)    (Zip Code)



      Registrant's telephone number, including area code:  (501) 863-3181
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

        On June 14, 1994, First United Bancshares, Inc., El Dorado, Arkansas ("First United"), acquired all of the issued and outstanding common stock of InvestArk Bankshares, Inc., Stuttgart, Arkansas ("InvestArk"), pursuant to an Agreement and Plan of Reorganization, dated December 17, 1993 ("Agreement"), whereby First United acquired 215,960 shares of common stock of InvestArk in exchange for the issuance of 885,523 shares of First United common stock plus cash payment for fractional shares. The average price of First United common stock was defined, pursuant to the Agreement, as the average sales price per share for all trades occurring during the period of ten (10) trading days on which one or more trades actually takes place and which ends immediately prior to the second trading day preceding the closing date. The average price was $29.90 resulting in an exchange ratio of 4.1007 shares of First United common stock for every one (1) share of InvestArk common stock. The method of calculating the above described average sales price and exchange ratio are fully described in First United's Form S-4 Registration Statement under the Securities Act of 1933, Registration No. 33- 52341 as filed with the Securities and Exchange Commission ("SEC") on May 4, 1994, and which became effective May 6, 1994 ("Registration Statement").

         InvestArk was a multi-bank holding company which owned 99.7% and 100% of the common stock of The Bank of North Arkansas, Melbourne, Arkansas, and First Stuttgart Bank and Trust Company, Stuttgart, Arkansas, respectively. InvestArk engaged, directly or through subsidiaries, in those activities closely related to banking which are specifically permitted under the Bank Holding Company Act of 1956, as amended.

         Representatives of Stephens Inc. of Little Rock, Arkansas, served as InvestArk's financial advisers with respect to the Agreement. For its role as financial adviser to InvestArk, Stephens Inc. received a cash payment of $100,000.00 from InvestArk, plus reimbursement for reasonable expenses which were minimal. Stephens Inc. is controlled by certain members of the families of Wilton R. Stephens (deceased) and Jackson T. Stephens, who were affiliates of InvestArk. Various Stephens family members and trusts owned in the aggregate 66.14% of the outstanding shares of InvestArk common stock and all had entered into an agreement with First United to vote such shares in favor of the Agreement and did so. Prior to consummating the merger, the W. R. Stephens Trust beneficially owned 207,884 shares of First United common stock which equalled 4.86% of the issued and outstanding shares of First United. The W. R. Stephens, Jr. Trust beneficially owned 2,100 shares of First United common stock which equalled .04% of the issued and outstanding shares of First United. After consummation of the merger, the W. R. Stephens Trust acquired beneficial ownership in an additional 140,071 shares and now has beneficial ownership of 347,955 shares or 6.75% of the issued and outstanding shares of First United. Jackson T. Stephens acquired beneficial ownership of 198,301 shares and now beneficially owns 3.84% of the issued and outstanding shares of First United, while the W. R. Stephens, Jr. Trust acquired beneficial ownership of an additional 185,351 shares of First United and now beneficially owns 3.63% of the issued and outstanding shares of First United. In the aggregate 585,859 shares or 11.36% of the issued and outstanding shares of First United Common Stock were acquired by the Stephens Family members, trusts or other entities pursuant to the Agreement. All of such shares were placed in trust with an independent trustee. The agreement
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governing the Trust provides that the Trustee shall have the sole authority to vote the shares deposited by the beneficiaries, and shall vote them in proportion to the percentage of shares of First United common stock voted for or against any proposal brought before the stockholders of First United. However, any abstention of First United's common stock will not be counted in computing the above described percentage. The 209,984 shares of common stock of First United beneficially owned by the W. R. Stephens Trust and the W. R. Stephens, Jr. Trust will continue to be owned and voted directly by their respective trustees.

         Stephens Inc. has acted as a market maker for First United common stock, which is traded on the National Association of Securities Dealers automated quotation system and national market system. However, Stephens Inc. temporarily suspended its role as a market maker in First United common stock pending the closing of the merger. On June 15, 1994, Stephens Inc. resumed its role as a market maker for First United common stock.

         Pursuant to the agreement, no fractional shares of First United common stock were issued. Therefore, InvestArk stockholders have received or will receive cash payments for their fractional shares. First United has made or will make all cash payments from its excess funds. Prior to consummating the Agreement, First United had 4,272,276 shares of common stock issued and outstanding. By issuing 885,523 shares of First United common stock, which amounted to 20.73% of the pre-merger issued and outstanding shares, First United presently has 5,157,799 shares issued and outstanding. All of the issued and outstanding shares are listed on the National Association of Securities Dealers automated quotation system national market system.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

The following financial statements are herein incorporated by reference:

         (a)     Financial Statements of Business Acquired.

                 (1) Financial statements of InvestArk Bankshares, Inc. for the years ended December 31, 1993, 1992 and 1991, and notes thereto as previously filed by First United in its Form S-4 Registration Statement under the Securities Act of 1933, Registration No. 33-52341 as filed with the Securities and Exchange Commission on May 4, 1994, which became effective May 6, 1994.

         (b) Pro-forma Financial Information required pursuant to Article 11 of Regulation S-X:

                 (1) Pro-forma financial information of First United Bancshares, Inc. and InvestArk Bankshares, Inc. as previously filed by First United in its Form S-4 Registration Statement under the Securities Act of 1933, Registration No. 33-52341 as filed with the Securities and Exchange Commission on May 4, 1994, which became effective May 6, 1994.

It is impracticable to provide the unaudited financial statements of InvestArk Bankshares, Inc. for the interim periods ended March 31, 1994 and 1993 and the pro-forma financial information of First United and InvestArk Bankshares, Inc. for the interim periods ended March 31, 1994 and 1993 at the time of this current report on Form 8-K. First United
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shall file such statements under cover of Form 8 as soon as practicable, but not later than 60 days after this report on Form 8-K must be filed, which is August 28, 1994.

         (c)     Exhibits.


                               INDEX TO EXHIBITS

Exhibit No.               Description of Exhibit
- - -----------               ----------------------
      2                   Agreement and Plan of Reorganization between First United Bancshares, Inc. and InvestArk
                          Bankshares, Inc. and  Plan of Merger attached as Exhibit A thereto incorporated herein by reference as previously filed by First United in its  Form S-4 Registration Statement
                          under the Securities Act of 1933, Registration No. 33-52341 as filed with the Securities and Exchange Commission on May 4, 1994 which became effective May 6, 1994.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        FIRST UNITED BANCSHARES, INC.
                                        (REGISTRANT)


                                        By /s/ John E. Burns
                                           John E. Burns, Vice President and
                                             Chief Financial Officer

Date:  June 16, 1994